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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated January 17, 2001 included in Trico Bancshares Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.




/s/Arthur Anderson, LLP
San Francisco, California
July 26, 2001